188 SA1 05/22

SUPPLEMENT DATED MAY 2, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2022 OF

TEMPLETON CHINA WORLD FUND

The Fund’s statement of additional information (SAI) is amended as follows:

Franklin Templeton Investment Management Limited no longer serves as a sub-advisor of the Fund. Therefore, all references to FTIML as sub-advisor of the Fund are removed from the SAI.

Please keep this supplement with your SAI for future reference.